Exhibit 99.2

Exhibit 99.2

INTRODUCING IRIDIUM PRIMESM

A New Vision for Hosted Payloads

Iridium Press Conference

September 9, 2013

Overview

Iridium is introducing an exciting new business today, based on our success with AireonSM and auxiliary hosted payloads on Iridium NEXT.

Hosted payloads have become essential to providing affordable options for space missions, and opportunities are expanding

Iridium is introducing a bold new vision for hosted payloads that we believe will positively disrupt the satellite industry, offering far more cost-effective access to space

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All Systems Go! For Iridium NEXT

In Development/Production and on Budget

Over $1B spent to-date – and the project is on budget

Ground infrastructure upgrades continue for mid-2014 readiness Broadband service development underway – in space, on ground, and in user terminals

Key Mission Team Partners

Excellent collaboration across Iridium NEXT Mission Team, led by Thales Alenia Space SpaceX is making excellent progress on our launch program

Launch Timeline

First launch accelerated to February 1, 2015 target Constellation expected to be complete in 2017

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Iridium NEXT Hosted Payload Opportunity

- Iridium offered the world a unique value proposition:
  - Unprecedented coverage (100% of globe)
  - Ideal altitude: close to earth (700km) rather than far away (36,000km)
  - User control of the hosted payload
  - Very cost-effective (compared to stand-alone)
  - No ground infrastructure required



Hosted Payload Volume

Iridium NEXT Hosted Payload Target Specifications	
Weight	50 kg
Payload Dimensions	30cm x 40cm x 70cm
Payload Power	50 W orbit average; 200 W peak
Payload Data Rate	<1 Mbps, Orbit average ~100Kbps

And we sold out the space!

Aireon℠

HARRIS

iridium
Everywhere

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Aireon – Iridium NEXT’s Primary Hosted Payload

Aireon -> Next Generation Air Traffic Control

Key Potential Benefits

More efficient aircraft routing and management

$6-$8 billion in fuel savings to airlines over 12 years based on industry analysis

Reduced emissions and environmental impact from optimal routing

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Aireon Business Case

A potential $500 million opportunity

Key Future Milestones

Long-term data contracts with Air Navigation Service Providers (NAV CANADA complete; FAA and others to follow)

Additional debt financing to be arranged and secured by long-term data contracts

Successful launch of Iridium NEXT and Aireon

Potential Financial Value for Iridium

$200 million in one-time hosting fees between 2014 and 2017 Potential $300 million in data fee revenue over the life of Iridium NEXT Substantial ownership interest represents significant potential value

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Iridium NEXT Hosted Payload Success

Harris is using remaining Iridium NEXT hosted payload capacity to host small auxiliary payloads

The auxiliary payloads could represent up to another $45M in hosting/data service revenue to Iridium over the life of Iridium NEXT

These Iridium NEXT hosted payloads represent a small fraction of the many opportunities that Iridium explored over the past five years. Many may have been feasible but could not be closed in time for the Iridium NEXT launch

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What Did We Learn?

Examples—Hosted Payload Opportunities Pursued for Iridium NEXT

There were over 30 distinct payload opportunities pursued for Iridium NEXT Potential customers recognized the value of hosting their payloads on Iridium NEXT, but were constrained due to:

The commercial pace of the Iridium NEXT launch schedule Alignment with customers’ technology and budget decision-making process, particularly government customers Satellite design technical specification requirements, such as:

Volume, mass, power, data rates

Potential radio frequency interference with the primary Iridium communication payload

Awareness Services

Proprietary Automatic ID Systems

Communications, (AIS) – Ship Based

Tracking, & Wideband

Monitoring Real-Time Monitoring

Control & Terrestrial Surveillance

Communication at Various Optical

w/Other Space Assets Wavelengths

Scientific and

Space Weather Climate Monitoring

Applications

Despite strong demand for Iridium NEXT hosted payload space the main thing customers needed was more TIME

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Hosted Payloads Remain a Great Opportunity

Tight budgets require new approaches

Requirements growing for hosted payload applications

Example: US Air Force Space & Missile Command issuing RFP for Hosted Payload Solutions (HoPS), creating a recurring contract vehicle for USG hosted payloads Public/Private Partnership Opportunities Industry still in infancy and successes so far have been opportunistic “Driven by budget constraints, government agencies throughout the world are increasingly open to adopting the hosted payload concept” – EuroConsult – Hosted Payloads Report 2012

INTRODUCING

Why Now?

With Iridium NEXT, Iridium can fly more than 66 satellites in our unique, cross-linked, global constellation After designing and building 81 satellites (operational and spares), additional satellites will have a very low incremental cost Once Iridium NEXT is complete in 2017, we can launch additional satellites/payloads into our network when they are ready Our Iridium NEXT ground support systems are designed to fly more than 140 satellites at a time

The Iridium PRIMESM Advantage

Designed to leverage Iridium’s established space-based global mesh network, ground infrastructure, and flexible bus design to enable more affordable and responsive space payload accommodations

Highly flexible accommodations; ability to place one or more hosted payloads on up to 66 new Iridium PRIME satellites

Greater control over payload development, schedule and operations

Cost-effective to operate compared to stand alone payloads

“Turnkey” hosted payload missions can be launched into LEO as early as 2017

Iridium PRIMESM Description

Iridium PRIME satellites will not have Iridium NEXT L-band main mission hardware and software

Significantly expanded space, power, weight and data rates for expanded mission possibilities Low-cost Iridium PRIME buses take advantage of $3B Iridium NEXT investment

Significant flexibility on timing – Iridium will put together missions for lowest cost and launch when customers are ready Reuses SEAKR Engineering OBP (On Board Processor) power for added customer flexibility New Hosted Payload Controller to support diverse and varied payloads on the same satellite

Iridium’s “once in a lifetime” opportunity has been extended!

Iridium PRIMESM Specifications

Creates a turnkey platform for hosted payloads that will cost less than 50% of the cost of creating a stand-alone satellite mission

Payload Location Available PRIME Payload Area

Payload Power

Payload Data Rate

50 Watts (200 W peak)

Up to 1 Mbps

Iridium PRIMESM – Potential Financial Impact

Key Business Assumptions:

Hosting License Fees

Iridium receives “hosting license fees” in addition to actual satellite, launch and insurance costs for Iridium PRIME missions

R&D/Hosted Payload Mission Development

Iridium earns return from R&D and hosted payload mission development

Customer Economies of Scale

Iridium consolidates opportunities to allow customers to share and reduce costs

Significant Hosting and Data Service Revenue Opportunity

An average of 2—6 satellites launching per year would contribute materially to our funding profile for Iridium NEXT and be a new revenue source

Potentially significant new business for Thales Alenia Space and their technology partners

Iridium PRIMESM – Next Steps

Introducing David A. Anhalt—Vice President & General Manager, Iridium PRIME

Iridium is working with Thales Alenia on Iridium PRIME bus procurement and potentially partnering for European payloads

Discussions underway with key aerospace partners who can market the capability and develop customer payload opportunities

Pricing approach that is fair, simple and optimized for payload customers missions

Initial Interest From Potential Payload Partners Has Been Excellent

The “Iridium PRIME” Vision

Leveraging our established space-based global mesh network, ground infrastructure, and flexible bus design, Iridium will become THE premier provider of affordable and responsive turnkey space payload accommodations

Questions?

www.iridium.com/IridiumPRIME

Forward-Looking Statements

Safe Harbor Statement

This meaning presentation of Section contains 27A of the statements Securities about Act future of 1933, events as amended and expectations (the “Securities known Act”), as “forward-looking and Section 21E statements” of the Securities within the Exchange and the information Act of 1934, currently as amended available (the to “Exchange us. Act”). The Company has based these statements on its current expectations the Forward-looking development statements of and transition in this to presentation the Iridium include NEXT constellation; statements regarding features the of the expected Iridium duration NEXT system; of the expected existing constellation; Iridium NEXT project Aireon and costs auxiliary and deployment hosted payloads schedule; to Iridium; the capabilities the development and benefits of Iridium of the PRIME Aireon satellites; system; the and expected demand potential for hosted value of payloads. “projects,” Other “intends,” forward-looking “likely,” “will,” statements “to be” and can other be identified expressions by that the words are predictions “anticipates,” of or “may,” indicate “can,” future “believes,” events, “expects,” trends or the prospects. actual results, These forward-looking performance or statements achievements involve of Iridium known to and differ unknown materially risks, from uncertainties any future and results, other factors performance that may or cause achievements to, uncertainties expressed regarding or overall implied Iridium by such NEXT forward-looking development statements. and costs, potential These risks delays and uncertainties in the Iridium include, NEXT deployment, but are not levels limited of payloads, demand the for development mobile satellite of and services market (MSS), for the the Iridium development PRIME of hosted and market payloads, for demand the Aireon for hosted hosted payload payloads and generally auxiliary and the company’s economic conditions, ability to maintain and competitive, the health, legal, capacity governmental and content and of technological its satellite factors. constellation, Other as factors well as that general could industry cause actual and “Risk results Factors” to differ in materially the Company’s from Form those 10-K indicated filed with by the the forward-looking Securities and Exchange statements Commission include those (“the factors SEC”) listed for the under year the ended caption There December is no 31, assurance 2012, filed that with Iridium’s the SEC expectations on March 5, will 2013, be realized. as well as If other one or filings more Iridium of these makes risks or with uncertainties the SEC from materialize, time to time. or if Iridium’s projected. underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or Readers unless otherwise are cautioned indicated. not to The place Company undue undertakes reliance on no these obligation forward-looking to release statements, publicly any which revisions speak to only any forward-looking as of the date hereof statements after the date they are made, whether as a result of new information, future events or otherwise.

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